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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K

                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         COMMERCIAL LABOR MANAGEMENT, INC.
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)

                          Date of Report: August 11, 1998


            Nevada              33-26531-LA                     88-241079
            -------             -----------                     ---------
       (State or other          (Commission                   (IRS Employer
       jurisdiction of          File Number)               Identification No.)
       incorporation)


NEW ADDRESS

137 N. Larchmont, #507, Los Angeles, CA                 90004
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (323) 933-0565

208 Mira Mar Avenue, Suite One
Long Beach, California 90703
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(Former name or former address if changed since last report)

Total number of pages in this document:   25

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                                  TABLE OF CONTENTS


ITEM 1    CHANGES IN CONTROL OF REGISTRANT . . . . . . . . . . . . . . . . . . . .-3-

ITEM 2.   ACQUISITION OF DISPOSITION OF ASSETS . . . . . . . . . . . . . . . . . .-3-

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP . . . . . . . . . . . . . . . . . . . . . . .-3-

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT. . . . . . . . . . . . . .-3-

ITEM 5.   OTHER EVENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-4-

ITEM 6    RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS. . . . . . . .-4-

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS. . . . . . . . . . . . . . . . . . . .-4-

SIGNATURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-5-

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          On August 11, 1998, Registrant entered into a Share Exchange Agreement (the "Agreement"), dated as of August 7, 1998, with CNG Communications, Inc. and the shareholder of CNG Communications. Inc. pursuant to which the Registrant agreed to acquire 100% of the outstanding stock of CNG Communications, Inc. The Agreement (attached as Exhibit No. 7.1 hereto) requires the issuance of thirty-one million four hundred eighty thousand (31,480,000) shares of common stock of the Registrant to Paul Bishop, the sole shareholder of CNG Communications, Inc., in consideration for the conveyance of 100% of the outstanding common stock of CNG Communication, Inc. to the Registrant.

          Paul Bishop will be appointed President, and it is anticipated that he will be appointed as a director of the Registrant upon the closing of the acquisition.

ITEM 2.   ACQUISITION OF DISPOSITION OF ASSETS

          The description of the Agreement contained herein is qualified in its entirety by references to the Agreement, dated as of August 7, 1998, by and among Registrant, CNG Communications, Inc. and the shareholder of CNG Communications, Inc., filed as Exhibit 7.1 to this Form 8-K.

          On August 11, 1998, Registrant entered into a Share Exchange Agreement (the "Agreement"), dated as of August 7, 1998, with CNG Communications, Inc. and the shareholder of CNG Communications, Inc. under which Registrant agreed to acquire 100% of the outstanding stock of CNG Communications, Inc. The Agreement (attached as Exhibit No.
          7.1 hereto) requires the issuance of thirty-one million four hundred eighty thousand (31,480,000) shares of common stock of the Registrant to Paul Bishop, the sole shareholder of CNG Communications, Inc., in consideration for the conveyance of 100% of the outstanding common stock of CNG Communications, Inc. to the Registrant.

          CNG Communications, Inc. was formed in 1995 in Nevada. CNG Communications, Inc. engages in the design, engineering and modification of microwave towers from analog to digital equipment for long distance telephone service.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          None.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.

ITEM 5.   OTHER EVENTS

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          None.

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

          It is anticipated that the current directors of the Registrant will appoint new directors and then resign upon completion of the acquisition.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS & EXHIBITS

         *a. Financial Statements - Audited Financial Statements of CNG Communications, Inc. dated December 31, 1997 and unaudited for the six months ending June 30, 1998.

          b.  Exhibits

               7.1  Share Exchange Agreement, dated as of August 7, 1998.

         * To be provided within 60 days of the date of the Closing of the Acquisition



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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: August 11, 1998                  COMMERCIAL LABOR MANAGEMENT, INC.



                                       By:    /s/ Edward L. Torres
                                              ------------------------------
                                                  Edward L. Torres,
                                                  President



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